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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2001


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2001, providing for the issuance of
        Floating Rate Mortgage Pass-Through Certificates, Series 2001-2)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-65362               33-0885129
           --------                  ---------               ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On September 27, 2001, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Floating Rate Mortgage Pass-Through Certificates, Series 2001-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer"), U.S. Bank National Association as trustee (the "Trustee"), and Bankers Trust Company of California, N.A. as trust administrator. The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, [first lien] mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $611,080,289.29 as of September 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated September 25, 2001, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Deutsche Banc Alex. Brown (the "Underwriter"), pursuant to an Underwriting Agreement, dated September 25, 2001 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                  Initial Certificate Principal
            Class                   Balance or Notional Amount            Pass-Through Rate
            -----                   --------------------------            -----------------
             A-1                        $   471,680,000.00                     Variable
             A-2                        $    84,402,000.00                     Variable
             M-1                        $    21,388,000.00                     Variable
             M-2                        $    19,860,000.00                     Variable
             M-3                        $     9,167,000.00                     Variable
              CE                        $     4,583,189.29                     Variable
              P                         $           100.00                       N/A
              R                                  100%                            N/A

                  The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated [June 21], 2001, and the Prospectus Supplement, dated September 25, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of September 1,
                                            2001, by and among Ameriquest Mortgage Securities Inc. as
                                            Depositor, Ameriquest Mortgage Company as Master
                                            Servicer, U.S. Bank  National Association as Trustee and
                                            Bankers Trust Company of California, N.A. as Trust
                                            Administrator relating to the Series 2001-2 Certificates.





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 27, 2001


                                              AMERIQUEST MORTGAGE
                                              SECURITIES INC.


                                              By:    /s/ John P. Grazer
                                                   -----------------------------
                                              Name:      John P. Grazer
                                              Title:     Chief Financial Officer

                                                 Index to Exhibits




                                                                                          Sequentially
     Exhibit No.                          Description                                    Numbered Page
     -----------                          -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                            7
                       September 1, 2001, by and among Ameriquest
                       Mortgage Securities Inc. as Depositor, Ameriquest
                       Mortgage Company as Master Servicer, U.S. Bank
                       National Association as Trustee, and Bankers Trust
                       Company of California, N.A. as Trust Administrator
                       relating to the Series 2001-2 Certificates.






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                                   Exhibit 4.1